UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2024

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.
Amendment of Secured Seller Note Agreement and Related Documentation
On February 2, 2024, American Water Enterprises, LLC, a wholly owned subsidiary of American Water Works Company, Inc. (the “Company”) and as lender (“Lender”) under that certain Secured Seller Note Agreement, dated December 9, 2021, and related secured promissory note (collectively, the “Secured Seller Note”), issued by Lakehouse Buyer Inc., as borrower (the “Borrower”) and an indirect, wholly owned subsidiary of funds advised by Apax Partners LLP (“Apax”), together with the other parties to the Secured Seller Note, have amended certain of the terms and conditions of the Secured Seller Note and related transaction documentation (as amended, the “Amended Secured Seller Note”). The Secured Seller Note was originally issued as part of the approximately $1.275 billion aggregate consideration received by the Company for the sale of all of the equity interests in entities comprising the Company’s former Homeowner Services Group (“HOS”).
With an affiliate of the Borrower having entered into an extension of its service line protection program agreements with the New York City Water Board, the parties have amended the Secured Seller Note to increase the principal amount from $720 million to $795 million (the “Loan”), in full satisfaction of the Borrower’s requirement to make the contingent cash payment of $75 million to Lender as required under the terms of the HOS sale agreement (the “HOS Contingent Payment”). In addition, the annual interest rate payable on the Secured Seller Note has increased from 7.00% per year to 10.00% per year until maturity, and certain affirmative and negative covenants in the Secured Seller Note have been amended, including to provide for annual reductions of specified debt incurrence ratios. Furthermore, the parties have amended the Secured Seller Note to eliminate Lender’s conditional right, beginning December 9, 2024, to require the Borrower to repay 100% of the outstanding principal amount in full in cash together with all accrued and unpaid interest and other obligations under the Secured Seller Note without premium or penalty (the “Lender Put Option”). The final maturity date of the Amended Secured Seller Note remains December 9, 2026.
The amendments are intended for the Secured Seller Note to reflect the current interest rate environment and to enhance the Company’s overall credit protection thereunder, while providing the Borrower with greater certainty of financing by eliminating the Lender Put Option. Also, the satisfaction of the Borrower’s contingent cash payment through the Amended Secured Seller Note is intended to facilitate a proposed acquisition of a complementary business by the Borrower (the “Borrower Acquisition”), upon consummation of which Apax will contribute or cause to be contributed approximately $87 million of additional equity capital to the Borrower; however, if the Borrower Acquisition is not completed on or before May 2, 2024 (the “Compliance Date”), then (i) Apax will make or cause to be made no later than the Compliance Date an additional equity contribution to the Borrower of $50 million, and (ii) within three business days of the Compliance Date, the Borrower will repay to Lender in cash the $75 million of additional principal under the Amended Secured Seller Note, without premium or penalty, reflecting the payment and satisfaction in full of the HOS Contingent Payment.
In addition to the relationships described herein, a description of certain relationships between the Company or its affiliates, on the one hand, and one or more of the other parties to the Amended Secured Seller Note (or their affiliates), on the other hand, which were entered into at or in connection with the execution of the Secured Seller Note and the sale of HOS, was included in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 9, 2021, and is deemed incorporated in this Item 1.01 by reference.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K (or the exhibits thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2023, and other filings with the SEC, and additional risks and uncertainties, including with respect to (1) the ability of Lender to receive amounts due, payable and owing from time to time under the Amended Secured Seller Note, including without limitation the Loan and all accrued and unpaid interest and other amounts thereunder, (2) the Borrower’s ability to grow the HOS business and/or consummate the Borrower Acquisition by the Compliance Date; and (3) various other risks and uncertainties.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits to this Current Report have been provided herewith as noted below:

Exhibit No.	Description
10.1.1
Secured Seller Note Agreement, dated as of December 9, 2021, by and among Lender, the Borrower and the other parties thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, File No. 001-34028, filed December 9, 2021).

10.1.2*	Amendment No. 1 to Secured Seller Note Agreement, dated as of February 2, 2024, by and among Lender, the Borrower and the other parties thereto.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	February 5, 2024	By:	/s/ JOHN C. GRIFFITH
John C. Griffith
Executive Vice President and Chief Financial Officer
4